united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23728

Fairway Private Equity & Venture Capital Opportunities Fund

(Exact name of registrant as specified in charter)

One South Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin T. Callahan, Fairway Capital Management, LLC.

One South Wacker Drive, Suite 1050 Chicago, IL 60606

(Name and address of agent for service)

Registrant's telephone number, including area code: 872-250-1260

Date of fiscal year end: 3/31

Date of reporting period: 9/30/22

Item 1. Reports to Stockholders.

Fairway Private Equity &
Venture Capital Opportunities Fund

Semi-Annual Report

September 30, 2022

1-833-741-7382

www.fairwaycapm.com

Fairway Capital Management
One South Wacker Drive
Suite 1050
Chicago, IL 60606

tel 872-250-1260
fairwaycapm.com

We are very pleased to present you with the semi-annual report for the Fairway Private Equity & Venture Capital Opportunities Fund, dated September 30, 2022. During the six-month period ended September 30, 2022, the Fund’s Net Asset Value decreased 8.79%. Since the December 29, 2021 inception date, the Fund’s total return was a negative 9.70%, which we believe compares favorably to most public equity benchmarks such as the S&P 500 which declined by 20.20% and 24.28% during the same periods. Importantly, we are extremely pleased with the quality of the initial investments by the Fund. We believe the adviser’s investment team members have access to many highly sought-after funds through relationships developed over many decades. We believe the portfolio reflects this access.

The Fund’s objective is to generate long-term capital appreciation. In meeting its objective, the Fund seeks to provide exposure to high-quality private equity and venture capital investments through primary, secondary and co-investment strategies. Through September 30, 2022, the Fund has made eighteen private fund investments. We are pleased with the quality, pace and diversification of the investment activity. To date, our investments have focused mostly on primary fund commitments. We believe the recent market trends support our emphasis on primary private equity and venture capital investments, as we expect these funds will now be deploying capital in a more favorable valuation environment.

While there certainly has been negative pressure on many existing private equity and venture capital portfolios, we are quite excited to be allocating fresh capital to these managers to invest in the current environment. In our opinion, top-tier private equity and venture capital managers have generated very attractive returns for investors over long periods of time. We believe consistently investing in knowledgeable managers and quality companies is the formula for success in private equity and venture capital investing.

Sincerely,

Kevin T. Callahan, CFA
President
Fairway Private Equity & Venture Capital Opportunities Fund

#15827430-NLD 11/30/2022

Fairway Private Equity & Venture Capital Opportunities Fund
PORTFOLIO REVIEW (Unaudited)

Average Annual Total Return through September 30, 2022, as compared to its benchmark:

	Six Months	Since Inception**
Fairway Private Equity & Venture Capital Opportunities Fund - Class I	-8.79%	-9.70%
S&P 500 Total Return Index ***	-20.20%	-24.28%

*	The performance data quoted here represents past performance. Total returns are calculated based on traded NAV. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s Class I total annual operating expenses (including underlying fund fees) after fee waiver and expense reimbursement is 3.60% and without waiver or reimbursement the gross operating expenses (including underlying fund fees) is 18.96%, per the July 29, 2022 prospectus. For the six months period ended September 30, 2022, the Adviser waived/reimbursed all expenses. Redemptions are subject to a 2.00% early repurchase fee if redeemed within one year of purchase. For performance information current to the most recent month-end, please call toll-free 1-833-741-7382.

**	Inception date is December 29, 2021.

***	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Asset Class	% of Net Assets
Common Stock	18.1%
Direct Investments	20.6%
Portfolio Funds	52.4%
Short-Term Investment	5.7%
Other Assets in Excess of Liabilities	3.2%
100.0%

Please refer to the Portfolio of Investments in this report for a detailed listing of the Fund’s holdings.

Fairway Private Equity & Venture Capital Opportunities Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
September 30, 2022

		% of Net
Shares		Assets		Fair Value
	COMMON STOCK - 18.1%
	PUBLIC MANAGERS - 18.1%
7,000	Apollo Global Management	3.3%		$325,500
10,000	Blackstone Group LP (The)	8.6%		837,000
14,000	KKR & Company, Inc.	6.2%		602,000
	TOTAL COMMON STOCK (Cost - $2,589,573)	18.1%		$1,764,500

	DIRECT INVESTMENTS - 20.6%
	MXV SPV Master LP 1(a)(b)(c)	10.3%		$1,000,000
	MXV SPV Master LP 2(a)(b)(c)	10.3%		1,000,000
	TOTAL DIRECT INVESTMENTS (Cost - $2,020,000)	20.6%		$2,000,000

	PORTFOLIO FUNDS - 52.4%
	Adams Street Private Credit Fund II-B LP(a)(b)(c)	14.0%		$1,367,034
	Battery Ventures XIV, LP(a)(b)(c)	1.2%		120,000
	CRV Select Fund II, LP(a)(b)(c)	3.6%		354,954
	CRV XIX, LP(a)(b)(c)	1.2%		113,031
	Mango Capital Opportunities 2022 LP(a)(b)(c)	5.8%		566,787
	NextView All Access Fund I, LP(a)(b)(c)	0.5%		51,931
	Nextview Ventures V, LP(a)(b)(c)	0.2%		15,657
	Thoma Bravo Fund XV-A, LP(a)(b)(c)	8.4%		817,257
	Threshold Ventures IV, LP(a)(b)(c)	0.0	% (d)	1,105
	Threshold Ventures Select I, LP(a)(b)(c)	4.3%		416,851
	Work-Bench Ventures Select Fund, LP(a)(b)(c)	4.7%		453,473
	WP DVT, LP(a)(b)(c)	8.5%		823,242
	TOTAL PORTFOLIO FUNDS (Cost - $5,087,462)	52.4%		$5,101,322

	SHORT-TERM INVESTMENT - 5.7%
	MONEY MARKET FUND - 5.7%
554,938	Morgan Stanley Institutional Liquidity Fund - Government Fund - Institutional Class, 2.80%(e)	5.7%		$554,938
	TOTAL SHORT-TERM INVESTMENT (Cost - $554,938)	5.7%		$554,938

	TOTAL INVESTMENTS - 96.8% (Cost - $10,251,973)	96.8%		$9,420,760
	OTHER ASSETS IN EXCESS OF LIABILITIES - 3.2%			317,059
	NET ASSETS - 100.0%			$9,737,819

LP - Limited Partnership

(a)	Non-income producing security.

(b)	Illiquid security. The total fair value of these securities as of September 30, 2022 was $7,101,322, which represents 73.0% of total net assets.

(c)	The value of this investment has been determined in good faith under policies adopted by the Board of Trustees.

(d)	Percentage rounds to less than 0.1%.

(e)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2022.

See accompanying notes which are an integral part of these financial statements.

Fairway Private Equity & Venture Capital Opportunities Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

ASSETS
Investments, at fair value (cost $10,251,973)	$9,420,760
Receivable for investments sold	251,136
Dividends receivable	2,053
Due from Adviser	234,221
TOTAL ASSETS	9,908,170

LIABILITIES
Payable to related parties	8,515
Payable for legal fees	48,517
Payable for trustee fees	39,866
Accrued expenses and other liabilities	73,453
TOTAL LIABILITIES	170,351
NET ASSETS	$9,737,819

Net Assets Consist Of:
Paid-in capital	$10,725,000
Accumulated losses	(987,181)
NET ASSETS	$9,737,819

Net Asset Value Per Share:
Class I
Net Assets	$9,737,819
Shares of beneficial interest outstanding ($0 par value)	1,078,681
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share *	$9.03

*	Redemptions are subject to a 2.00% early repurchase fee if redeemed within one year of purchase.

See accompanying notes which are an integral part of these financial statements.

Fairway Private Equity & Venture Capital Opportunities Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended September 30, 2022

INVESTMENT INCOME
Dividend income	$60,179
TOTAL INVESTMENT INCOME	60,179

EXPENSES
Management Fee	35,108
Legal fees	184,007
Trustees fees and expenses	81,211
Administrative services fees	48,322
Audit fees	47,500
Compliance officer fees	23,125
Transfer agent fees	13,490
Custodian fees	11,034
Insurance expense	6,825
Registration fees	6,000
Printing and postage expenses	5,497
Other expenses	19,267
TOTAL EXPENSES	481,386
Fees Waived/Expenses Reimbursed by the Adviser	(481,386)
NET EXPENSES	—

NET INVESTMENT INCOME	60,179

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

Net realized loss from investment transactions	(230,587)
Net change in unrealized appreciation/depreciation on investments	(711,837)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(942,424)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(882,245)

See accompanying notes which are an integral part of these financial statements.

Fairway Private Equity & Venture Capital Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For The
	Six Months Ended	For The
	September 30, 2022	Period Ended
	(Unaudited)	March 31, 2022 *
FROM OPERATIONS
Net investment income	$60,179	$14,440
Net realized gain (loss) from investment transactions	(230,587)	—
Net change in unrealized appreciation/depreciation on investments	(711,837)	(119,376)
Net decrease in net assets resulting from operations	(882,245)	(104,936)

FROM CAPITAL TRANSACTIONS
Proceeds from Class I shares sold	625,000	10,000,000
Net increase in net assets resulting from capital transactions	625,000	10,000,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(257,245)	9,895,064

NET ASSETS
Beginning of Period	9,995,064	100,000
End of Period	$9,737,819	$9,995,064

SHARE ACTIVITY
Class I shares sold	68,681	1,000,000
Net increase in shares of beneficial interest outstanding	68,681	1,000,000

*	Commencement of Operations was December 29, 2021.

See accompanying notes which are an integral part of these financial statements.

Fairway Private Equity & Venture Capital Opportunities Fund
Statement of Cash Flows (Unaudited)
For the Six Months Ended September 30, 2022

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(882,245)

ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:
Purchases of long-term portfolio investments	(4,972,962)
Proceeds from sale of long-term portfolio Investments	251,136
Purchases of short-term portfolio investments	(1,067,969)
Proceeds from sale of short-term portfolio Investments	5,407,305
Net realized gain on Investments	230,587
Change in unrealized appreciation/depreciation on investments	711,837
Change in assets and liabilities:
Increase in receivable for investments sold	(251,136)
Increase in dividends receivable	(1,434)
Increase in due from Adviser	(15,110)
Decrease in payable to related parties	(46,492)
Increase in payable for legal fees	48,517
Increase in payable for trustee fees	39,866
Decrease in accrued expenses and other liabilities	(76,900)

Net cash used in operating activities	(625,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of shares	625,000
Net cash provided by financing activities	625,000

Net change in cash	—
Cash at beginning of period	—
Cash at end of period	$—

The accompanying notes are an integral part of these financial statements.

Fairway Private Equity & Venture Capital Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Periods

Class I

	For The
	Six Months Ended		For The
	September 30, 2022		Period Ended
	(Unaudited)		March 31, 2022 *
Net asset value, beginning of period	$9.90		$10.00
Net increase (decrease) in net assets resulting from operations:
Net investment income (1)	0.06		0.01
Net realized and unrealized loss on investments	(0.93)		(0.11)
Total from investment operations	(0.87)		(0.10)

Net asset value, end of period	$9.03		$9.90

Total return (2)	(8.79	)% (4)	(1.00	)% (4)

Net assets, at end of period (000s)	$9,738		$9,995

Ratio of gross expenses to average net assets	9.96	% (3)	17.36	% (3)
Ratio of net expenses to average net assets	0.00	% (3)(5)	0.00	% (3)(5)
Ratio of net investment income to average net assets	1.25	% (3)	0.57	% (3)
Portfolio Turnover Rate	5	% (4)	0	% (4)

*	Commencement of Operations for Class I was December 29, 2021.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one full year.

(4)	Not annualized.

(5)	For the period ended March 31, 2022 and the six months ended September 30, 2022, the Adviser agreed to waive all expenses. (see Note 4)

See accompanying notes which are an integral part of these financial statements.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
September 30, 2022

1.	ORGANIZATION

Fairway Private Equity & Venture Capital Opportunities Fund (the “Fund”) was organized on August 9, 2021 as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s investment adviser is Fairway Capital Management, LLC (the “Adviser”). The Fund is offered to accredited investors as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933. The Fund commenced operations on December 29, 2021 (“Commencement of Operations”).

The investment objective of the Fund is to generate long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in private equity and venture capital investments including: (i) primary and secondary investments in private equity and venture capital funds managed by third-party managers (“Portfolio Funds” and such third-party managers, “Portfolio Fund Managers”), (ii) investments in private operating companies through special purpose vehicles structured to invest in private equity and venture capital investments (“Direct Investments”), which may be made alongside one or more Portfolio Funds, and (iii) investments in publicly listed companies whose primary business is private equity investing, including listed companies with economic characteristics similar to Portfolio Funds and other publicly traded vehicles whose primary purpose is to invest in or lend capital to privately held companies (together with Portfolio Funds and Direct Investments, “Fund Investments”). The Fund will also hold liquid investments for cash management purposes, which may include publicly traded equity securities, money market funds, short-term treasuries and other liquid investments.

The Fund offers two separate classes of shares of beneficial interest (“Shares”) designated as Class A Shares and Class I Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of shares in the future. The Fund’s Shares will generally be offered on the first business day of each quarter at the net asset value (“NAV”) per Share on that date, except that the Shares may be offered more or less frequently as determined by the Board of Trustees (the “Board”) in its sole discretion. Currently only Class I Shares are offered for purchase.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
September 30, 2022

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946 “Financial Services – Investment Companies”.

Securities Valuation – Common and preferred equity securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined. Each security type has a primary and secondary pricing source. If neither the primary nor any secondary pricing source can provide a price or logic to determine a price, the Valuation Committee, defined below, will determine a fair value price for the security.

Fair Valuation Process – The Board has approved valuation procedures for the Fund (the “Valuation Procedures”) and has appointed a separate valuation committee (the “Valuation Committee”) and delegated to the Valuation Committee the responsibility to determine the fair value of the Fund’s investments. The Valuation Committee oversees the implementation of the Valuation Procedures and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations.

The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”). The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

The Adviser assists the Valuation Committee in making valuation determinations, provides primary day-to-day oversight of valuation of the Fund’s investments and acts in accordance with the Valuation Procedures as developed and approved by the Board. The valuation of the Fund’s investments is performed in accordance with FASB ASC 820 “Fair Value Measurement” (“ASC 820”).

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
September 30, 2022

In validating market quotations or evaluated prices, the Valuation Committee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Valuation Committee makes use of reputable financial information providers in order to obtain the relevant quotations.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments), the fair value is determined in good faith. In determining the fair values of these investments, the Valuation Committee typically applies widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third-party valuations. In order to determine a fair value, these methods may be applied to the latest information provided by the underlying portfolio companies or other business counterparties.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
September 30, 2022

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2022 for the Fund’s assets measured at fair value:

					Investments Valued
Assets	Total Investments	Level 1	Level 2	Level 3	at NAV
Common Stocks*	$1,764,500	$1,764,500	$—	$—	$—
Direct Investments	2,000,000	—	—	2,000,000
Portfolio Funds	5,101,322	—	—	—	5,101,322
Short-Term Investment	554,938	554,938	—	—	—
Total	$9,420,760	$2,319,438	$—	$2,000,000	$5,101,322

Level 3 reconciliation is noted in the table below.

*	Please refer to the Schedule of Investments for industry classifications.

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of September 30, 2022:

				Range of
Investment Type	Fair Value	Valuation Technique	Unobservable Input	Inputs
Direct Investments	$2,000,000	Recent market transaction	N/A	N/A

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Direct Investments	Total
Beginning Balance	$1,000,000	$1,000,000.00
Cost of purchases	1,010,000	1,010,000
Net realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	(10,000)	(10,000)
Ending Balance	$2,000,000	$2,000,000

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
September 30, 2022

Investments Valued at NAV – ASC 820 permits a reporting entity to measure the fair value of an investment fund that does not have a readily determinable fair value based on the NAV per share, or its equivalent, of the investment fund as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

Adjustments to the NAV provided by the Portfolio Fund Manager would be considered if the practical expedient NAV was not as of the Fund’s measurement date; if it was probable that the alternative investment would be sold at a value materially different than the reported expedient NAV; or if it was determined by the Fund’s Valuation Procedures that the private investment is not being reported at fair value.

A listing of the private investments held by the Fund and their attributes, as of September 30, 2022, that qualify for these valuations are shown in the table below:

Investment				Redemption	Notice Period	Redemption Restrictions
Category	Investment Strategy	Fair Value	Remaining Life	Frequency *	(In Days)	Terms **
Portfolio Funds	Investments in nonpublic companies; the acquisition of the companies that create value through profitable revenue.	$5,101,322	N/A	None	N/A	Liquidity in form of distributions from Portfolio Funds.

*	The information summarized in the table above represents the general terms for the specified asset class. Individual Portfolio Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Portfolio Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

**	Distributions from Portfolio Funds occur at irregular intervals, and the exact timing of distributions from Portfolio Funds cannot be determined. It is estimated that distributions will occur over the life of the Portfolio Funds.

Unfunded Commitments – As of September 30, 2022 the Fund had total unfunded commitments of $18,930,377 to Portfolio Funds. All commitments to current Direct Investments have been fully funded. The Fund expects to fulfill unfunded commitments through the use of current liquidity, future distributions from Portfolio Funds and Direct Investments and future shareholder subscriptions.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
September 30, 2022

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Fund Expenses – The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all fees and expenses of Portfolio Funds in which the Fund invests (“acquired fund fees”), management fees, fees and expenses associated with any credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Certain of these operating expenses are subject to an expense limitation agreement (the “Expense Limitation Agreement” as further discussed in Note 4). Expenses are recorded on an accrual basis. Closing costs associated with the purchase of Portfolio Funds and Direct Investments are included in the cost of the investment.

Dividends and Distributions to Shareholders – Dividends from net investment income and net capital gains are declared and paid annually for the Fund. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities in the consolidated financial statements. Actual results could differ from those estimates.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
September 30, 2022

Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax period September 30, 2022, or expected to be taken in the Funds’ March 31, 2023 year-end tax returns. The Funds identify their major tax jurisdiction as US federal, Ohio and foreign jurisdictions where a Fund makes significant investments. Neither Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period ended March 31, 2022, the Funds did not incur any interest or penalties.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the six months ended September 30, 2022, cost of purchases and proceeds from sales of investments, other than short-term investments, amounted to $4,972,962 and $251,136, respectively.

Associated Risks – During the normal course of business, the Fund may purchase, sell or hold various securities, which may result in certain risks, the amount of which is not apparent from the financial statements.

General Economic and Market Conditions – The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector or geography, the risk of any investment decision is increased. A Portfolio Fund’s use of leverage is likely to cause the Fund’s net assets to appreciate or depreciate at a greater rate than if leverage were not used by the Portfolio Funds.

The Fund’s portfolio can be significantly impacted by general economic and political conditions, global and domestic market and industry-specific economic conditions. Political developments, cybersecurity attacks, natural disasters, public health crises (including the global outbreak of the coronavirus (“COVID-19”)) and other events outside of the Fund’s control can also adversely impact the Fund and its portfolio in material respects. For example, if any of these events occur it may have an impact on the Fund’s fair value measurements, financing arrangements or its ability to achieve its investment objectives and the impact could be material.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
September 30, 2022

Private Equity Investments – Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although the Fund may also co-invest directly in an operating company in conjunction with a Portfolio Fund. The investments held by Portfolio Funds and Direct Investments made by the Fund involve the same types of risks associated with an investment in any operating company. However, securities of private equity funds, as well as the underlying companies these funds invest in, tend to be illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

Illiquidity of Portfolio Fund Interests – There is no regular market for interests in Portfolio Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the applicable Portfolio Fund and could occur at a discount to the stated net asset value. If the Adviser determines to cause the Fund to sell its interests in a Portfolio Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time.

Portfolio Fund Managers, who operate Portfolio Funds in which the Fund invests, receive fees for their services. The fees include management and incentive fees or allocations based upon the net asset value of the Fund’s investment. These fees are deducted directly from the Portfolio Fund’s assets in accordance with the governing documents of the Portfolio Fund and represent estimated operating fees and expenses of the Portfolio Funds in which the Fund invests. Some or all of the Portfolio Funds in which the Fund invests charge carried interest, incentive fees or allocations based on the Portfolio Funds’ performance.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Fund pays the Adviser an investment management fee (the “Management Fee”) in consideration of the advisory and other services provided by the Adviser to the Fund. The Fund pays the Adviser a Management Fee at an annual rate of 0.75% of the Fund’s average net assets, which is accrued and payable at the end of each calendar quarter (or at such other interval, not less frequently than quarterly, as the Board may from time to time determine and specify in writing to the Adviser), before giving effect to any repurchase of Shares in the Fund effective as of that date. For the six months ended September 30, 2022, the Fund incurred $35,108 in Management Fees, all of which was waived by the Adviser.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
September 30, 2022

The Fund also pays the Adviser an incentive fee (the “Incentive Fee”) at the end of each calendar quarter (or at such other intervals as the Board may from time to time determine and specify in writing to the Adviser) in an amount equal to 10% of the excess, if any, of (i) the net profits of the Fund for the applicable quarter over (ii) the then balance, if any, of a memorandum account maintained by the Fund (the “loss recovery account”), which will have an initial balance of zero and will be (a) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (b) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. For the purposes of the Incentive Fee, the term “net profits” shall mean the amount by which the net asset value of the Fund on the last day of the applicable quarter exceeds the net asset value of the Fund as of the commencement of the same quarter, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses. During the six months ended September 30, 2022 there were no Incentive Fees assessed to the Fund.

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to reduce the Management Fee payable to it (but not below zero), and to pay any operating expenses of the Fund, to the extent necessary to limit the operating expenses of the Fund, excluding certain “Excluded Expenses” listed below, to the annual rate (as a percentage of the net assets of the applicable class of Shares of the Fund, as calculated at the end of each calendar quarter) of 2.00% with respect to Class I Shares (the “Expense Cap”). Excluded Expenses that are not covered by the Expense Cap include: brokerage commissions and other similar transactional expenses, interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts), other borrowing costs and fees including interest and commitment fees, taxes, acquired fund fees and expenses, Incentive Fees to be paid to the Adviser, litigation and indemnification expenses, judgments, and extraordinary expenses. For the period ended September 30, 2022, the Adviser waived fees/reimbursed expenses pursuant to the Expense Limitation Agreement of $384,386. Additionally, the Adviser has voluntarily agreed to waive expenses of $97,000 such that the net expenses for the Fund for the period ended September 30, 2022 are $0.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
September 30, 2022

If the Adviser waives its Management Fee or pays any operating expenses of the Fund pursuant to the Expense Limitation Agreement, the Adviser may, for a period ending three years after the end of the quarter in which such fees or expenses are waived or incurred, recoup amounts waived or incurred to the extent such recoupment does not cause the Fund’s operating expense ratio (after recoupment and excluding the Excluded Expenses) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement will continue in effect through July 31, 2023, and will renew automatically for successive periods of one year thereafter, unless written notice of termination is provided by the Adviser to the Fund not less than 10 days prior to the end of the then-current term. The Board may terminate the Expense Limitation Agreement at any time on not less than ten (10) days’ prior notice to the Adviser, and the Expense Limitation Agreement may be amended at any time only with the consent of both the Adviser and the Board. As of March 31, 2022, expenses subject to recapture are $386,823, which will expire on March 31, 2025.

Ultimus Fund Distributors, LLC, (the “Distributor”), is the distributor for the Shares of the Fund. The Distributor has entered into a Distribution Agreement with the Fund pursuant to which it distributes Shares for the Fund. Class I Shares are not subject to any distribution fees.

Ultimus Fund Solutions, LLC (“UFS”) – UFS provides administration, fund accounting, and transfer agency services to the Fund. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration and fund accounting services to the Fund. Certain officers of the Fund are also officers of UFS, for which they receive customary fees pursuant to the UFS servicing agreement.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
September 30, 2022

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The following information is provided on a tax basis as of September 30, 2022:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Depreciation
$10,251,973	$36,147	$(867,360)	$(831,213)

Fund management has elected a tax year-end of September 30th. This report contains the tax disclosures as of the Fund’s initial tax year-end.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (ie, all open tax periods since inception). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

As of September 30, 2022, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$74,619	$—	$—	$(230,587)	$—	$(831,213)	$(987,181)

At September 30, 2022, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, and utilized capital loss carryforwards as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$230,587	$—	$230,587	$—

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
September 30, 2022

6.	REPURCHASE OFFERS

Shareholders do not have the right to require the Fund to redeem their Shares. To provide a limited degree of liquidity to Shareholders, the Fund may, from time to time, offer to repurchase Shares pursuant to written tenders by Shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects, generally, after the Fund completes its first full year of operations, the Adviser may recommend to the Board that the Fund offer to repurchase Shares on a quarterly basis (or on such earlier or later date(s) as the Board may determine), with such repurchases to occur as of the last day of March, June, September and December (or, if any such date is not a business day, on the immediately preceding business day).

The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to up to 5% of the net assets of the Fund although any particular recommendation may exceed such percentage. Each repurchase offer will generally commence approximately 120 days prior to the applicable repurchase date.

If a repurchase offer is oversubscribed by shareholders who tender Shares, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Shares tendered, or take any other action permitted by applicable law. The Fund may cause the repurchase of a shareholder’s Shares if, among other reasons, the Fund determines that such repurchase would be in the interest of the Fund.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the Shares. Such repurchase fee will be retained by the Fund and will benefit the Fund’s remaining shareholders. Shares tendered for repurchase will be treated as having been repurchased on a “first in, first out” basis. An early repurchase fee payable by a shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

7.	SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the date the financial statements were issued and has determined there have not been any events that have occurred that would require adjustments or disclosures in the financial statements.

Fairway Private Equity & Venture Capital Opportunities Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2022

NAME AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS** HELD BY TRUSTEE
INDEPENDENT TRUSTEES*
Thomas A. Hale (1957)***	Trustee; Chairman	Since Inception	Director of Strategic Planning, Confluence Investment Management LLC (2017–present).	1	None
Michelle L. Cahoon (1966)***	Trustee; Audit Committee Chair	Since Inception	Consulting Chief Financial Officer, Driehaus Capital Management LLC (January 2019–March 2019); Vice President and Treasurer, Driehaus Mutual Funds (2006–2018); Chief Financial Officer and Treasurer, Driehaus Capital Management LLC and Driehaus Securities LLC (2004–2018).	1	Independent Trustee,Russell Investment Company and Russell Investment Funds (April 2021–present).
James P. Breen (1952)***	Trustee	Since Inception	Partner, KPMG LLP (1974–2020); Adjunct Instructor, University of Notre Dame (1999–2020).	1	None
INTERESTED TRUSTEE*
Kevin T. Callahan (1965)***	Trustee; President and Principal Executive Officer	Since Inception	Founder, Fairway Capital (2017 to present); previously Chief Operating Officer, Adams Street Partners (1994–2016)	1	Independent Trustee, PPM Funds (2017–present).

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**	Includes any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the 1940 Act.

***	The business address for each Trustee of the Fund is One South Wacker Drive, Ste. 1050, Chicago, IL 60606.

Fairway Private Equity & Venture Capital Opportunities Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2022

OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Martin R. Dean (1963) 2 Easton Oval Suite 300 Columbus, OH 43219	Chief Compliance Officer	Since Inception	Senior Vice President and Head of Fund Compliance, Ultimus Fund Solutions, LLC (2016–Present); Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (2013–2015).
Brian Curley (1970) 80 Arkay Drive Suite 110 Hauppauge, NY 11788	Treasurer and Principal Financial Officer	Since May 2022	Vice President, Ultimus Fund Solutions, LLC (2015–Present).
Christine Palermo (1976) 80 Arkay Drive Suite 110 Hauppauge, NY 11788	Assistant Treasurer	Since May 2022	Manager,Fund Administration, Ultimus Fund Solutions, LLC (2008–Present).
Jesse D. Hallee (1976) 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Secretary	Since Inception	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (2019–Present); Vice President and Managing Counsel, State Street Bank and Trust Company (2013–2019).
Jennifer Merchant (1975) 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Assistant Secretary	Since May 2022	Assistant Vice President and Counsel, Legal Administration, Ultimus Fund Solutions, LLC (2022–Present); General Counsel, Office of the State Treasurer, Washington State (2019–2022); Compliance Officer, Washington State Investment Board (2010–2019).
Jonathan D. Burgess (1988) 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Assistant Secretary	Since Inception	Manager, Legal Administration, Ultimus Fund Solutions, LLC (2021–Present); Assistant Vice President and Paralegal Team Lead, State Street Bank and Trust Company (2014–2021).
Jared Lahman (1986) 4221 North 203rd Street Suite 100 Elkhorn, NE 68022	Anti-Money Laundering Compliance Officer	Since Inception	AML Officer of the Trust (October 2021–Present); Compliance Analyst, Northern Lights Compliance Services, LLC (2019–Present); Manager, Fund Accounting, Gemini Fund Services, LLC (2014–2018).

October 2021

PRIVACY NOTICE
FACTS	WHAT DOES FAIRWAY PRIVATE EQUITY & VENTURE CAPITAL OPPORTUNITIES FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons chosen to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Fairway Private Equity & Venture Capital Opportunities Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call 1- (833) 741-7382

Who we are
Who is providing this notice?	Fairway Private Equity & Venture Capital Opportunities Fund
What we do
How does Fairway Private Equity & Venture Capital Opportunities Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Fairway Private Equity & Venture Capital Opportunities Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Fairway Private Equity & Venture Capital Opportunities Fund does not share with our affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■    Fairway Private Equity & Venture Capital Opportunities Fund does not share with non-affiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

■    Fairway Private Equity & Venture Capital Opportunities Fund does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-833-741-7382 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-833-741-7382.

INVESTMENT ADVISER
Fairway Capital Management, LLC
One South Wacker Drive, Suite 1050
Chicago, IL 60606

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

FAIRWAY-SAR22

(b)        Not applicable

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

(a)	Schedule of investments in securities of unaffiliated issuers is included under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3) Not applicable.

(b)       Certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fairway Private Equity & Venture Capital Opportunities Fund

By (Signature and Title)

/s/ Kevin T. Callahan

Kevin T. Callahan, Principal Executive Officer/President

Date 12/8/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 12/8/22